                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Waddell & Reed Financial, Inc.

  We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG Peat Marwick LLP

Kansas City, Missouri

March 3, 1998